Putnam
Tax Exempt
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-02

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

Putnam Tax Exempt Income Fund, always an appealing option for tax conscious investors, has also proved to be an attractive refuge for beleaguered equity investors seeking a safe place to store their assets in the ongoing stock market volatility. During the fiscal year ended September 30, 2002, the fund was among the beneficiaries as the influx of equity investors pushed up prices of fixed-income securities.

This favorable market development was among the factors leading to the fund's positive absolute performance during the period. While this was a welcome result, it was dampened somewhat by the fund's underperformance of both its benchmark, the Lehman Municipal Bond Index, and the average return for tax-exempt funds tracked by Lipper, Inc., over the period; details can be found on page 10. The fund's positioning for an economic recovery that did not develop with expected vigor detracted somewhat from results, as did the portfolio's modestly lower quality profile.

In the following report, the fund's management team reviews performance and strategy in detail during the period and explains the reasons for its relative underperformance. The managers also offer their view on prospects for the fiscal year that has just begun.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
November 20, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Tax Exempt Fixed-Income Team

The fiscal year ended September 30, 2002, was a banner period for high-quality fixed-income investors as concerns about a decelerating economy and a flight-to-quality combined forces to drive down yields and push up prices. While many other asset classes suffered, shareholders of Putnam Tax Exempt Income Fund, like other bond investors with higher-quality portfolios, benefited. The fund generated solid, positive absolute returns in a period when many asset classes were sharply negative.

In this environment, higher-quality municipal bonds outperformed lower-quality bonds. This market factor provides a context for Putnam Tax Exempt Income Fund's relative performance. On a total return basis, the fund lagged both the Lehman Municipal Bond Index and the average return for tax-exempt funds tracked by Lipper over the period. This underperformance was primarily due to the fund's modestly higher exposure to lower-rated securities. Details about fund performance can be found on page 10.

Total return for 12 months ended 9/30/02

      Class A         Class B         Class C          Class M
    NAV     POP      NAV   CDSC      NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
   5.67%   0.66%    4.93% -0.07%    4.95%  3.95%    5.34%   1.89%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 10.

* POSITIONING FOR RECOVERY HURTS PERFORMANCE

In the wake of the September 11 tragedy, which occurred just before the start of the fiscal year, the capital markets behaved as they typically do following an exogenous shock of such magnitude: higher-risk investments (e.g., stocks) plunged in value while lower-risk investments (e.g., high-quality bonds) gained ground. Economists, who generally had been concerned about the prospect of a recession, decided that the crisis made this prospect a certainty. At the same time, many of them also thought that the recovery from this recession would be more dramatic once it kicked in, given that the economy had been pushed to artificial lows. Therefore, when corporate-earnings reports began to turn positive in November 2001, investors bid up stock prices significantly, anticipating that economic recovery would materialize in the first half of 2002, and bring with it rising earnings. Simultaneously, expectations of increasing economic growth raised the specter of higher inflation and rising interest rates, causing bond yields to rise and cutting bond returns.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Utilities                       20.9%

Hospitals/health care           16.4%

Transportation                  12.6%

Education                        2.3%

Housing                          1.6%

Footnote reads:
*Based on net assets as of 9/30/02. Holdings will vary over time.

A stream of improving economic indicators continued to confirm bond investors' expectations for rising growth and the likelihood of higher interest rates through the first quarter of 2002. Then, spurred by ongoing accounting irregularities at several large U.S. companies, growing tensions in the Middle East and Indian subcontinent, and lingering overvaluation from the last bull market, investor confidence in future economic growth seemed to crumble almost as abruptly as it had been restored. As bond investors responded to signs of slowing growth, yields, which were already low, defied expectations and fell even further.

Against this backdrop, Putnam Tax Exempt Income Fund was positioned for economic recovery. The fund's modestly lower-quality profile reflected the expectation of a rebound in economic growth -- a condition in which lower-rated bonds tend to outperform higher-rated bonds. However, this positioning, which served the fund well early in the period, detracted from results as the environment turned abruptly negative and yield quality spreads -- the difference in yield between higher-rated and lower-rated bonds -- widened.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 46.4%

Aa/AA -- 8.8%

A -- 7.7%

Baa/BBB -- 18.7%

Ba/BB -- 7.3%

B -- 2.0%

Other -- 1.9%

VMIG1/A-1 -- 7.2%

Footnote reads:
*As a percentage of market value as of 9/30/02. A bond rated BBB/Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* CREDIT SECTOR EXPOSURE DAMPENED RESULTS

We continued to emphasize lower-rated credit sectors during the period, believing that they offered an excellent opportunity to both enhance the fund's income stream and position it for long-term capital appreciation. In addition, we believed that we could maximize the risk/reward profile of investing in lower-rated securities by leveraging our in-house credit research capabilities. Finally, on a more tactical level, this strategy aligned with our view that the economy would stage a meaningful recovery in 2002, a condition that typically benefits lower-rated securities. Overall, this lower-quality focus hurt results during the period, although health-care bonds, which also generally fall into this category, proved a bright spot in performance.

Fund Profile

Putnam Tax Exempt Income Fund is designed for investors seeking high current income exempt from federal income taxes, consistent with capital preservation. The fund invests mainly in intermediate- to long-term, investment-grade bonds from a wide range of municipalities and industry sectors. Although it may invest a portion of its assets in lower-rated high-yield bonds, a high level of quality in the portfolio is important.

Among credit sectors, airline bonds fared the worst. Although the fund was well-diversified by individual names, its overweight exposure to the airline industry detracted from relative results during the fiscal year. We have always regarded the airline industry as a deep cyclical, that is, an industry whose response to the economic cycle is exaggerated at either end. Amid an already weak economic cycle, the airline industry experienced a huge setback as a direct result of last year's terrorist attacks. Then, just when increasing economic growth seemed ready to lift the industry from its low point, a further blow fell when the economic recovery lost steam during the second and third quarters of 2002.

"We have been opportunistically
increasing the fund's exposure to
lower-rated municipal bonds, because
we believe these issues have been
oversold at current levels and will
benefit from expected stronger economic
growth."

-- David Hamlin, Portfolio Leader

We believe that investors have oversold the airline sector on the downside, driving down prices to levels that anticipate widespread bankruptcy -- a scenario that is unlikely in our view. While we are cognizant of the near-term risks in this industry, we believe that many carriers will remain viable and recover over the long term. Therefore, we have not materially adjusted the risk profile of the fund's airline exposure, as we believe there is significant upside potential from current price levels. The fund's holdings in this sector remain well-diversified.

* HEALTH CARE EMPHASIS BENEFITS PERFORMANCE

Health-care bonds -- another area of emphasis for the portfolio -- were at the other end of the credit-sector performance spectrum. They outperformed the broader market during the period as fundamentals in this area remained strong. Conditions in the health-care services industry are improving as reimbursement rates are generally stable and long-term demographics are positive.

There are several examples of purchases made in this sector during the period that we believe offer attractive long-term potential. In April, the fund purchased $3 million worth of general obligation bonds issued by the Forest at Duke, a medical-care retirement community situated on a 47-acre site two miles from Duke University's campus in Durham, North Carolina. The bonds -- which were unrated, had a 6 3/8% coupon, and are scheduled to mature 9/1/2032 -- were issued to fund a new assisted-living building that will be connected to the existing health-care center. They will also provide for the renovation of existing community and private living spaces. We believe that the strength of the existing operations, the demand for the project's units, effective management, and its market location bode well for the project, making the issue a potential candidate for a credit upgrade over the near term.

Another health-care bond that we believe offers strong potential is a revenue bond issued by Highlands County, Florida in which Adventist Health System is the obligator. In July, the fund purchased $5 million worth of a bond due 11/15/32 with a 3.35% coupon. It was rated A3 by Moody's and A- by Standard & Poor's and it has a mandatory put feature that allows its holders to put the bond back to the issuer on 9/1/05. That is why the market is treating this issue more like a bond with a 3-year maturity. Following a period of rapid growth, Adventist Health System's management has improved the performance of its 33 hospitals by eliminating money-losing non-core businesses, growing volume, and strengthening expense control. In addition, the management team has made a commitment to the rating agencies and to the market to strengthen its balance sheet and the cash position by focusing on current operations and slowing the system's growth.

* FUND CONTINUES TO SEE OPPORTUNITIES IN TOBACCO AND PAPER SECTORS

The fund's management team continues to find attractive opportunities in the relatively new tobacco sector of the municipal-bond market. This sector was created as states and communities securitized their expected cash flow from tobacco-company settlements. The $258 billion settlement between the participating states and the tobacco companies provided for payments to the states to help defray the health costs associated with smoking-related illnesses. Among other factors, the payments are based on population metrics and consumption.

The primary attraction of tobacco bonds is that they are investment-grade (typically A-rated) securities but carry yields that are significantly higher than most A-rated securities. There are two unique risks that the fund's management team is carefully monitoring with respect to these issues: the possibility that consumption of tobacco products declines in the state or community issuing the bond, which would reduce the payouts; and the risk of additional litigation against tobacco companies, which would endanger their ability to pay these settlements. We believe these are the types of measured risks a large and well-diversified portfolio, such as that of Putnam Tax Exempt Income Fund, is better positioned to take.

During the period, we made three large purchases in this sector, bringing the fund's total tobacco exposure to slightly more than 2% of the total portfolio. One example of the yield advantage offered by these bonds was the fund's purchase of $18 million worth of Badger Tobacco Asset Security Corp. of Wisconsin. This bond -- which was issued by the state of Wisconsin, rated A1 by Moody's and A- by Standard & Poor's, and is scheduled to mature on 6/1/2032 -- had a 6 3/8% coupon. This is more than 120 basis points (1.20%) higher than the average yield of a similarly rated bond in another sector.

We are also selectively increasing the fund's exposure to the paper sector. Paper companies are increasing their profits through disciplined capital spending and cost control as well as selective acquisition. Paper interests would also benefit from continued economic recovery, as demand from advertising and publishing increases. For example, we purchased $5 million worth of revenue-refunding bonds issued by the Texas-based Gulf Coast Waste Disposal Authority to refund three outstanding issues whose original purpose was to finance a solid waste disposal facility for a paper company now owned by International Paper. International Paper Company is the obligator on these issues, which are rated Baa2 by Moody's and BBB by Standard & Poor's, carry a 6.1% coupon, and are scheduled to mature 8/1/2024.

* UNPRECEDENTED MARKET CONDITIONS SHAPE STRATEGY

The bond market currently has several characteristics that are almost unprecedented. Short- and long-term interest rates are at 40-year lows. The yield on the 10-year Treasury recently has been as low as 3.60%, a level not seen since 1958. The yield curve has been extremely steep, with short-term bonds yielding 1.75% and long-term, or 30-year, bonds yielding 4.60%. Finally, in sectors with higher credit risk yields are much higher than they normally are compared to AAA-rated municipal bonds. When a bond has even a hint of distress attached to it, its price can drop dramatically. In normal conditions, only bonds that are highly likely to default would see price declines that are this extreme. Currently, there are many bonds that we believe will survive this difficult credit cycle intact. However, certain of these securities are being priced as if they were going to default, though we believe there is no clear evidence that they will actually do so. Even bonds with small levels of distress are being overly, and in our opinion, unfairly, marked down in price.

We have implemented several strategies designed to capitalize on what we believe are the opportunities offered by these market conditions. Our economic forecast calls for a resumption of the recovery that seemed to have slowed over the past two quarters. As discussed above, we have selectively increased the fund's exposure to lower-rated bonds, as we believe they have been significantly oversold and will benefit from stronger economic growth.

Given the low interest-rate environment and our expectations of stronger economic growth, we also have acted to shorten the fund's duration, believing that the next move for interest rates will likely be higher and that it is prudent to be more defensively positioned.

In addition, given the significant steepening that occurred in the yield curve during the recent bond-market rally (rates fell more sharply on short- and intermediate-term securities than on long-term securities) we believe that the curve is likely to flatten when the U.S. Federal Reserve Board moves to raise rates again. Therefore, the fund's yield configuration is slightly barbelled, that is, we are emphasizing short- and long-term maturities at the expense of intermediate-term maturities because intermediate maturities have tended to underperform in a flattening environment.

We believe these strategies will serve the fund well in the coming months as we continue to pursue a high and durable tax-exempt income stream within a total-return context.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/02, there is no guarantee the fund will continue to hold these securities in the future.

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are David Hamlin (Portfolio Leader), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), Richard Wyke (Portfolio Member), Jerome Jacobs, and Joyce Dragone.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 9/30/02

                     Class A         Class B        Class C         Class M
(inception dates)   (12/31/76)      (1/4/93)       (7/26/99)       (2/16/95)
                   NAV      POP    NAV   CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            5.67%   0.66%   4.93%  -0.07%   4.95%   3.95%   5.34%   1.89%
------------------------------------------------------------------------------
5 years          27.48   21.48   23.34   21.39   22.22   22.22   25.58   21.46
Annual average    4.98    3.97    4.28    3.95    4.09    4.09    4.66    3.96
------------------------------------------------------------------------------
10 years         75.48   67.22   63.94   63.94   61.49   61.49   70.11   64.56
Annual average    5.78    5.28    5.07    5.07    4.91    4.91    5.46    5.11
------------------------------------------------------------------------------
Annual average
(life of fund)    7.76    7.55    6.91    6.91    6.88    6.88    7.30    7.16
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/02

                             Lehman Municipal        Consumer
                               Bond Index           price index
------------------------------------------------------------------------------
1 year                           8.94%                 1.46%
------------------------------------------------------------------------------
5 years                         37.86                 12.09
Annual average                   6.63                  2.31
------------------------------------------------------------------------------
10 years                        94.98                 27.95
Annual average                   6.91                  2.50
------------------------------------------------------------------------------
Annual average
(life of fund)                     --*                 4.50
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for classes A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

*Index inception date was 12/31/79.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 9/30/92

              Fund's class A        Lehman Municipal        Consumer price
Date          shares at POP            Bond Index               index

9/30/92           9,525                  10,000                10,000
9/30/93          10,833                  11,274                10,269
9/30/94          10,084                  11,002                10,573
9/30/95          11,446                  12,233                10,842
9/30/96          11,554                  12,972                11,168
9/30/97          13,132                  14,144                11,415
9/30/98          13,973                  15,376                11,578
9/30/99          13,493                  15,268                11,875
9/30/00          14,530                  16,211                12,286
9/30/01          15,897                  17,899                12,611
9/30/02         $16,722                 $19,498               $12,795

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $16,394 and $16,149, respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $17,011 ($16,456 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/02

                     Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)               12            12            12            12
------------------------------------------------------------------------------
Income             $0.443905     $0.382216     $0.374742     $0.417696
------------------------------------------------------------------------------
Capital gains 1        --            --            --            --
------------------------------------------------------------------------------
  Total            $0.443905     $0.382216     $0.374742     $0.417696
------------------------------------------------------------------------------
Share value:       NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
9/30/01          $8.84   $9.28      $8.84         $8.84    $8.86   $9.16
------------------------------------------------------------------------------
9/30/02           8.88    9.32       8.88          8.89     8.90    9.20
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 2            4.80%   4.57%      4.01%         4.04%    4.48%   4.34%
------------------------------------------------------------------------------
Taxable
equivalent 3       7.82    7.44      6.53          6.58     7.30    7.07
------------------------------------------------------------------------------
Current 30-day
SEC yield 4        4.45    4.24      3.66          3.69     4.13    3.99
------------------------------------------------------------------------------
Taxable
equivalent 3       7.25    6.91      5.96          6.01     6.73    6.50
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 38.6% federal tax rate for 2002. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Tax Exempt Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Tax Exempt Income Fund, including the fund's portfolio, as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Tax Exempt Income Fund as of September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the four-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                      KPMG  LLP
Boston, Massachusetts
November 4, 2002



THE FUND'S PORTFOLIO
September 30, 2002

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
BIGI                -- Bond Investors Guaranty Insurance Company
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- MBIA Insurance Company
TRAN                -- Tax Revenue Anticipation Notes
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.3%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alabama (1.5%)
-------------------------------------------------------------------------------------------------------------------
         $8,500,000 Fairfield, Indl. Dev. Auth. Rev. Bonds (USX Corp.),
                    Ser. A, 6.7s, 12/1/24                                                 Baa1           $8,850,625
          9,280,000 Jackson Cnty., Hlth. Care Auth. TRAN, 7 7/8s, 5/1/19                  AAA/P          10,208,000
          7,500,000 Jefferson Cnty., Swr. Rev. Bonds, 5 3/4s, 2/1/38                      Aaa             8,250,000
                                                                                                      -------------
                                                                                                         27,308,625

Alaska (0.3%)
-------------------------------------------------------------------------------------------------------------------
          5,980,000 AK Hsg. Fin. Corp. Rev. Bonds, 4.4s, 12/1/31                          Aaa             6,084,650

Arizona (1.7%)
-------------------------------------------------------------------------------------------------------------------
          6,510,000 AZ State Muni. Fin. Program COP, Ser. 34, BIGI,
                    Ser. 34, 7 1/4s, 8/1/09                                               Aaa             8,227,013
          3,250,000 Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
                    Grande, Regl. Med. Ctr.), Ser. A, 7 5/8s, 12/1/29                     B-/P            3,115,938
          7,205,000 Cochise Cnty., Indl. Dev. Auth. Rev. Bonds (Sierra
                    Vista Regl. Hlth.), Ser. A, 6.2s, 12/1/21                             BB+/P           7,132,950
         10,000,000 Mesa, Util. Syst. Rev. Bonds, FGIC, 7 1/4s, 7/1/12                    Aaa            13,187,500
                                                                                                      -------------
                                                                                                         31,663,401

Arkansas (0.5%)
-------------------------------------------------------------------------------------------------------------------
          3,900,000 AR State Hosp. Dev. Fin. Auth. Rev. Bonds
                    (WA Regl. Med. Ctr.), 7 3/8s, 2/1/29                                  Baa3            4,236,375
          2,400,000 AR State Hosp. Equip. Fin. Auth. VRDN
                    (Baptist Hlth.), MBIA, 1.83s, 11/1/10                                 VMIG1           2,400,000
          3,175,000 Northwest Regl. Arpt. Auth. Rev. Bonds,
                    7 5/8s, 2/1/27                                                        BB/P            3,266,281
                                                                                                      -------------
                                                                                                          9,902,656

California (4.6%)
-------------------------------------------------------------------------------------------------------------------
         15,500,000 Alameda, Corridor Trans. Auth. Rev. Bonds, Ser. 99-A,
                    MBIA, zero %, 10/1/31                                                 Aaa             3,584,375
          1,000,000 CA State U. Syst. Rev. Bonds, Ser. A, AMBAC,
                    5s, 11/1/33                                                           Aaa             1,048,750
         18,900,000 Los Angeles Cnty., Sanitation Dist. Fin. Auth. Rev. Bonds
                    (Capital Projects), Ser. A, MBIA, 5s, 10/1/23                         Aaa            19,051,200
          7,000,000 Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev. Bonds
                    (United Air Lines, Inc.), Ser. G, 8.8s, 11/15/21                      CCC             3,395,000
                    San Joaquin Hills, Trans. Corridor Agcy. (Toll Road)
                    Rev. Bonds
         21,000,000 Ser. A, MBIA, zero %, 1/15/36                                         Aaa             3,911,250
         53,760,000 zero %, 1/1/24                                                        Aaa            19,084,800
         27,400,000 zero %, 1/1/18                                                        Aaa            14,042,500
         17,690,000 San Jose, Redev. Agcy. Tax Alloc. Rev. Bonds
                    (Merged Area Redev.), MBIA, 5s, 8/1/20                                Aaa            18,264,925
                                                                                                      -------------
                                                                                                         82,382,800

Colorado (0.9%)
-------------------------------------------------------------------------------------------------------------------
          3,750,000 CO Springs, Hosp. Rev. Bonds, 6 3/8s, 12/15/30                        A3              4,050,000
                    Denver, City & Cnty. Arpt. Rev. Bonds, Ser. B
          3,980,000 7 1/4s, 11/15/23                                                      A2              4,076,077
          1,020,000 7 1/4s, 11/15/23 (Prerefunded)                                        Aaa             1,047,305
                    Denver, Hlth. & Hosp. Auth. VRDN
          5,200,000 Ser. A, 2.15s, 12/1/32                                                VMIG1           5,200,000
          1,700,000 Ser. B, 2.15s, 12/1/31                                                VMIG1           1,700,000
                                                                                                      -------------
                                                                                                         16,073,382

Connecticut (1.9%)
-------------------------------------------------------------------------------------------------------------------
          8,000,000 CT State Dev. Auth. Poll. Control Rev. Bonds
                    (Western MA), Ser. A, 5.85s, 9/1/28                                   A3              8,320,000
                    CT State Hlth. Edl. Fac. Auth. VRDN (Yale U.),
          5,000,000 Ser. V-2, 2.0s, 7/1/36                                                A-1+            5,000,000
          5,000,000 Ser. V-1, 2.0s, 7/1/36                                                A-1+            5,000,000
                    Mashantucket, Western Pequot Tribe 144A
                    Rev. Bonds, Ser. A
          7,435,000 6.4s, 9/1/11                                                          Baa2            8,866,238
          7,565,000 6.4s, 9/1/11 (Prerefunded)                                            AAA             8,302,588
                                                                                                      -------------
                                                                                                         35,488,826

District of Columbia (5.7%)
-------------------------------------------------------------------------------------------------------------------
                    DC G.O. Bonds, Ser. A
         39,250,000 6 3/8s, 6/1/26                                                        AAA            45,922,500
         38,175,000 6s, 6/1/26                                                            Baa1           41,467,594
                    DC Tobacco Settlement Fin. Corp. Rev. Bonds
          7,000,000 6 3/4s, 5/15/40                                                       A1              7,253,750
          7,500,000 AMBAC, 6 1/2s, 5/15/33                                                A1              7,856,250
                                                                                                      -------------
                                                                                                        102,500,094

Florida (4.5%)
-------------------------------------------------------------------------------------------------------------------
         11,010,000 FL State Fin. Dept. Gen. Svcs. IFB (Rites-PA 414B),
                    FSA, 10.37s, 7/1/17 (acquired 9/28/98,
                    cost $14,268,960) (RES)                                               AAA/P          15,826,875
          5,530,000 Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A,
                    7 1/4s, 10/1/29                                                       BBB-/P          5,930,925
         18,500,000 Hernando Cnty., Rev. Bonds (Criminal Justice
                    Complex Fin.), FGIC, 7.65s, 7/1/16 (SEG)                              Aaa            25,876,875
          5,000,000 Highlands Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (Adventist Hlth. Sunbelt Hosp.), 3.35s, 11/15/32                      A3              5,056,250
         16,375,000 Martin Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Indian Cogeneration), Ser. A, 7 7/8s, 12/15/25                       Baa3           17,030,000
          3,700,000 Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
                    (Mount Sinai Med. Ctr.), Ser. A, 6.7s, 11/15/19                       BB              3,288,375
                    Oakstead Cmnty. Dev. Dist. Cap. Impt. Rev. Bonds
          1,175,000 Ser. A, 7.2s, 5/1/32                                                  BB/P            1,239,625
          2,900,000 Ser. B, 6 1/2s, 5/1/07                                                BB/P            2,997,875
                    Tampa, Util. Tax & Special Rev. Bonds, AMBAC
          1,500,000 6s, 10/1/09                                                           AAA             1,786,875
          1,500,000 6s, 10/1/08                                                           AAA             1,766,250
          2,500,000 6s, 10/1/07                                                           AAA             2,906,250
                                                                                                      -------------
                                                                                                         83,706,175

Georgia (3.4%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Atlanta, Arpt. Rev. Bonds, Ser. A, FGIC, 5.6s, 1/1/30                 Aaa             1,073,750
          5,000,000 Atlanta, Waste Wtr. VDRN, Ser. C, FSA, 2.0s, 11/1/41                  VMIG1           5,000,000
          1,000,000 Fulton Cnty., Hsg. Auth. VRDN (Spring Creek
                    Crossing), 1.65s, 10/1/24                                             A-1             1,000,000
                    GA Muni. Elec. Pwr. Auth. Rev. Bonds
         10,000,000 Ser. B, FGIC, 8 1/4s, 1/1/11                                          Aaa            13,462,500
         20,500,000 Ser. Y, AMBAC, 6.4s, 1/1/13                                           Aaa            25,138,125
          1,200,000 Ser. Y, AMBAC, 6.4s, 1/1/13 (Prerefunded)                             Aaa             1,492,500
         10,460,000 GA State G.O. Bonds, Ser. D, 6.8s, 8/1/11                             Aaa            13,284,200
          1,950,000 Richmond Cnty. Dev. Auth. Rev. Bonds (Amt-Intl
                    Paper Co. Project), Ser. A, 6 1/4s, 2/1/25                            Baa2            2,047,500
                                                                                                      -------------
                                                                                                         62,498,575

Hawaii (1.1%)
-------------------------------------------------------------------------------------------------------------------
                    HI State G.O. Bonds, Ser. CY, FSA
          8,000,000 5 1/2s, 2/1/12                                                        Aaa             9,280,000
         10,000,000 5 1/2s, 2/1/11                                                        Aaa            11,525,000
                                                                                                      -------------
                                                                                                         20,805,000

Idaho (0.2%)
-------------------------------------------------------------------------------------------------------------------
          4,205,000 Idaho Hlth. Fac. Auth. VRDN (St. Lukes Regl. Med. Ctr.),
                    2.1s, 5/1/22                                                          VMIG1           4,205,000

Illinois (2.3%)
-------------------------------------------------------------------------------------------------------------------
                    Chicago, Board of Ed. G.O. Bonds, Ser. A, FGIC
          5,400,000 zero %, 12/1/17                                                       Aaa             2,720,250
          7,750,000 zero %, 12/1/16                                                       Aaa             4,165,625
                    Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
         14,500,000 (American Airlines, Inc.), 8.2s, 12/1/24                              BB-             5,872,500
          8,250,000 (United Airlines, Inc.), Ser. C, 6.3s, 5/1/16                         Ca              1,320,000
          3,000,000 Chicago, Wtr. Rev. Bonds, AMBAC, 5 3/4s, 11/1/30                      Aaa             3,551,250
          2,765,000 Huntley, Special Tax Rev. Bonds (Svc. Area No. 9),
                    Ser. A, 7 3/4s, 3/1/28                                                BB+/P           2,917,075
         13,000,000 IL Dev. Fin. Auth. Rev. Bonds, 5.85s, 2/1/07                          BBB            13,552,500
                    IL State G.O. Bonds
          5,500,000 FGIC, 6s, 11/1/26                                                     Aaa             6,668,750
          1,650,000 FSA, 5 3/8s, 10/1/12                                                  Aaa             1,916,063
                                                                                                      -------------
                                                                                                         42,684,013

Indiana (1.4%)
-------------------------------------------------------------------------------------------------------------------
          9,000,000 Fort Wayne, Hosp. Auth. Rev. Bonds (Parkview Hlth.
                    Syst., Inc.), MBIA, 4 3/4s, 11/15/28                                  Aaa             8,932,500
          1,000,000 IN Ed. Fac. Fin. Auth. Rev. Bonds (Butler U. Project),
                    MBIA, 5 1/2s, 2/1/26                                                  Aaa             1,067,500
          4,100,000 IN Ed. Fac. Fin. Auth. VRDN, 2.1s, 7/1/32                             VMIG1           4,100,000
          4,150,000 IN State Dev. Fin. Auth. Env. Impt. Rev. Bonds
                    (USX Corp.), 5.6s, 12/1/32                                            Baa1            4,165,563
         18,000,000 Indianapolis, Arpt. Auth. Special Fac. Rev. Bonds
                    (United Airlines, Inc.), Ser. A, 6 1/2s, 11/15/31                     CCC             7,380,000
                                                                                                      -------------
                                                                                                         25,645,563

Iowa (0.2%)
-------------------------------------------------------------------------------------------------------------------
          3,300,000 IA Fin. Auth. VRDN (Var-Insd. Wheaton Franciscan),
                    Ser. B, MBIA, 1.65s, 8/15/24                                          VMIG1           3,300,000

Kansas (1.5%)
-------------------------------------------------------------------------------------------------------------------
         18,200,000 Burlington, Poll. Control IFB (KS Gas & Electric Co.),
                    Ser. 91-4, MBIA, 10.22s, 6/1/31 (acquired various
                    dates from 6/20/91 to 2/14/94, cost $20,181,360) (RES)                Aaa            19,064,500
          4,200,000 Kansas City, Elec. & Wtr. VRDN, 2.0s, 8/1/15                          VMIG1           4,200,000
                    KS Dev. Fin. Auth. Lease VRDN
          1,000,000 (Hays Medical Ctr.), Ser. N, 2.15s, 5/15/26                           Aaa/P           1,000,000
          3,500,000 (Shalom Oblig. GRP-BB), 2.15s, 11/15/28                               A-1+            3,500,000
                                                                                                      -------------
                                                                                                         27,764,500

Kentucky (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,200,000 KY Econ. Dev. Fin. Auth. VRDN, MBIA, 1.7s, 1/1/22                     VMIG1           1,200,000
          1,750,000 KY State Property & Bldg. Comm. Rev. Bonds
                    (Project No. 74), FSA, 5 1/4s, 2/1/07                                 Aaa             1,949,063
          1,000,000 Louisville & Jefferson Cnty., Metropolitan Swr. Dist.
                    Rev. Bonds, Ser. A, MBIA, 5 1/2s, 5/15/34                             Aaa             1,081,250
                                                                                                      -------------
                                                                                                          4,230,313

Louisiana (2.5%)
-------------------------------------------------------------------------------------------------------------------
          1,350,000 Jefferson Parish School Board Rev. Bonds,
                    MBIA, 5s, 2/1/04                                                      Aaa             1,410,750
          8,500,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds (Lake Charles
                    Memorial Hosp. Project), 8 5/8s, 12/1/30                              CCC/P           7,745,625
            500,000 LA Pub. Fac. Auth. Rev. Bonds (Tulane U.), Ser. A,
                    AMBAC, 5s, 7/1/32                                                     Aaa               511,250
         17,800,000 Lake Charles, Harbor & Term Dist. Port Fac.
                    Rev. Bonds (Trunkline Co.), 7 3/4s, 8/15/22                           A3             18,732,364
          8,700,000 Plaquemines Port Harbor & Terminal Dist. Marine
                    Term Fac. Rev. Bonds (Electro-Coal-A), 5s, 9/1/07                     A3              9,069,750
          8,565,000 W. Feliciana Parish, Poll. Control Rev. Bonds
                    (Gulf States Util. Co.), Ser. III, 7.7s, 12/1/14                      Ba1             8,773,558
                                                                                                      -------------
                                                                                                         46,243,297

Maine (0.7%)
-------------------------------------------------------------------------------------------------------------------
         11,935,000 Bucksport, Solid Waste Disp. Rev. Bonds
                    (Champion Intl. Corp.), 6 1/4s, 5/1/10                                Baa1           12,216,666

Maryland (0.3%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Howard Cnty., Rev. Bonds, Ser. A, 8s, 5/15/29                         BB-/P           5,131,250

Massachusetts (4.9%)
-------------------------------------------------------------------------------------------------------------------
                    MA State Dev. Fin. Agcy. Rev. Bonds
          5,000,000 (Semass Syst.), Ser. A, MBIA, 5 5/8s, 1/1/13                          Aaa             5,806,250
          6,500,000 Ser. A, MBIA, 5 1/2s, 1/1/11                                          Aaa             7,434,375
         23,190,000 MA State G.O. Bonds, Ser. A, 6s, 11/1/11                              Aa2            28,059,900
         19,000,000 MA State Rev. Bonds (Grant Anticipation Notes),
                    Ser. A, MBIA, 5 1/2s, 6/15/13                                         Aaa            22,325,000
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          3,500,000 (UMass Memorial), Ser. C, 6 5/8s, 7/1/32                              Baa2            3,661,875
          7,000,000 (Med. Ctr. of Central MA), AMBAC, 6.55s, 6/23/22                      Aaa             7,883,750
          6,000,000 (Caritas Christian Oblig. Group), Ser. A,
                    5 5/8s, 7/1/20                                                        Baa2            5,887,500
          5,700,000 MA State Port Auth. Rev. Bonds, 13s, 7/1/13                           AAA/P           8,357,625
                                                                                                      -------------
                                                                                                         89,416,275

Michigan (2.8%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Delta Cnty., Econ. Dev. Corp. Rev. Bonds, Ser. A,
                    6 1/4s, 4/15/27                                                       Baa2            1,516,875
          4,245,000 Detroit, Local Dev. Fin. Auth. Tax Increment Rev. Bonds,
                    Ser. A, 5 1/2s, 5/1/21                                                BB-             3,677,231
          5,000,000 MI State Hosp. Fin. Auth. Rev. Bonds (Sinai Hosp.),
                    6.7s, 1/1/26                                                          Baa3            5,031,250
                    MI State Strategic Fund Ltd. Rev. Bonds
                    (Detroit Edison Poll. Control)
          5,000,000 5.65s, 9/1/29                                                         A3              5,118,750
          8,000,000 5.45s, 9/1/29                                                         A3              8,160,000
                    MI State Strategic Fund Solid Waste Disp. Rev. Bonds
          5,000,000 (Genesee Pwr. Station), 7 1/2s, 1/1/21                                BB+/P           5,043,750
         10,000,000 (SD Warren Co.), Ser. C, 7 3/8s, 1/15/22                              BB/P           10,462,500
          6,745,000 Pontiac, Hosp. Fin. Auth. Rev. Bonds, 6s, 8/1/13                      Baa3            5,960,894
          9,465,000 Wayne Charter Cnty., Special Arpt. Fac. Rev. Bonds
                    (Northwest Airlines, Inc.), 6 3/4s, 12/1/15                           B+/P            7,359,038
                                                                                                      -------------
                                                                                                         52,330,288

Minnesota (0.6%)
-------------------------------------------------------------------------------------------------------------------
          4,010,000 Martin Cnty., Hosp. Rev. Bonds (Fairmont
                    Cmnty. Hosp.), 6 5/8s, 9/1/22                                         BBB-/P          4,025,038
          2,900,000 Minneapolis & St. Paul Metropolitan Arpt. Comm.
                    Fac. Rev. Bonds (Northwest Airlines, Inc.), Ser. A,
                    7s, 4/1/25                                                            B+/P            2,127,875
          4,500,000 Southern MN Muni. Pwr. Agcy. Syst. Rev. Bonds, Ser. A,
                    AMBAC, 5 1/4s, 1/1/16                                                 Aaa             5,163,750
                                                                                                      -------------
                                                                                                         11,316,663

Mississippi (0.9%)
-------------------------------------------------------------------------------------------------------------------
          4,910,000 Jackson Cnty., VRDN, 2.0s, 12/1/16                                    VMIG1           4,910,000
         12,330,000 Jackson Cnty., Poll. Control VRDN (Chevron
                    U.S.A., Inc.), 2.0s, 6/1/23                                           VMIG1          12,330,000
                                                                                                      -------------
                                                                                                         17,240,000

Missouri (2.0%)
-------------------------------------------------------------------------------------------------------------------
          8,405,000 Kansas City, Indl. Dev. Auth. Hosp. VRDN
                    (Hlth. Svc. Syst.), MBIA, 2.1s, 10/15/15                              VMIG1           8,405,000
                    MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
         14,400,000 (BJC Hlth. Syst.), Ser. A, 6 1/2s, 5/15/20                            Aa2            15,732,000
          2,500,000 (St. Anthony's Med. Ctr.), 6 1/4s, 12/1/30                            A2              2,715,625
          3,500,000 (St. Anthony's Med. Ctr.), 6 1/8s, 12/1/19                            A2              3,801,875
          5,800,000 MO State Hlth. & Edl. Fac. Auth. VRDN
                    (Cox Hlth. Syst.), AMBAC, 2.1s, 6/1/22                                VMIG1           5,800,000
                                                                                                      -------------
                                                                                                         36,454,500

Montana (0.2%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 MT State Board Inv. Exempt Fac. Rev. Bonds
                    (Still Water Mining Project), 8s, 7/1/20                              Ba2             3,960,000

Nebraska (0.5%)
-------------------------------------------------------------------------------------------------------------------
          9,000,000 NE Investment Fin. Auth. Hosp. IFB (Bishop Clarkson
                    Memorial Hosp.), MBIA, 11.55s, 12/8/16                                Aaa             9,225,000

Nevada (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,590,000 Clark Cnty., Passenger Fac. Rev. Bonds (Las Vegas-
                    McCarran Intl. Arpt.), Ser. A, AMBAC, 6.15s, 7/1/07                   Aaa             1,842,413
          6,500,000 Las Vegas, Monorail Rev. Bonds (2nd Tier),
                    7 3/8s, 1/1/40                                                        BB-/P           6,475,625
          1,000,000 Truckee Meadows Wtr. Auth. Rev. Bonds, Ser. A,
                    FSA, 5 1/2s, 7/1/11                                                   Aaa             1,162,500
                                                                                                      -------------
                                                                                                          9,480,538

New Hampshire (1.1%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 NH Higher Ed. & Hlth. Fac. Auth. VRDN (VHA
                    New England, Inc.), Ser. E, AMBAC, 1 3/4s, 12/1/25                    Aaa             2,000,000
          4,000,000 NH Hlth. & Ed. Fac. Auth. Rev. Bonds (Hlth. Care
                    Syst.-Covenant Hlth.), 6 1/8s, 7/1/31                                 A-              4,195,000
         10,500,000 NH State Tpk. Syst. IFB, FGIC, 12.01s, 11/1/17                        Aaa            13,610,625
                                                                                                      -------------
                                                                                                         19,805,625

New Jersey (3.2%)
-------------------------------------------------------------------------------------------------------------------
          2,150,000 NJ Econ. Dev. Auth. Rev. Bonds (Cedar Crest
                    Vlg. Inc. Fac.), Ser. A, 7 1/4s, 11/15/31                             BB-/P           2,160,750
                    NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
          5,000,000 (Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30                         Baa3            5,518,750
         13,500,000 (Raritan Bay Med. Ctr.), 7 1/4s, 7/1/27                               BB/P           13,753,125
          4,300,000 (Raritan Bay Med. Ctr.), 7 1/4s, 7/1/14                               BB/P            4,418,250
          5,000,000 (South Jersey Hosp.), 6s, 7/1/12                                      Baa1            5,562,500
            500,000 (Atlantic City Med. Ctr.), 5 3/4s, 7/1/25                             A3                531,250
                    NJ State Trans. Trust Fund Auth. Rev. Bonds
          6,250,000 (Trans. Syst.), MBIA, 6 1/2s, 6/15/10                                 Aaa             7,656,250
          3,750,000 (Trans. Syst.), Ser. B, MBIA, 6 1/2s, 6/15/10                         Aaa             4,621,875
          5,000,000 Ser. A, 5 5/8s, 6/15/14                                               Aa3             5,943,750
          8,000,000 Tobacco Settlement Fin. Corp. Rev. Bonds
                    (Asset Backed Bonds), 6s, 6/1/37                                      A1              7,950,000
                                                                                                      -------------
                                                                                                         58,116,500

New Mexico (0.2%)
-------------------------------------------------------------------------------------------------------------------
          3,700,000 Farmington, Poll. Control VRDN (AZ Pub. Svc. Co.),
                    Ser. A, 2.0s, 5/1/24                                                  VMIG1           3,700,000

New York (14.0%)
-------------------------------------------------------------------------------------------------------------------
         12,500,000 Long Island, Pwr. Auth. NY Elec. Syst. IFB, 9.78s,
                    12/1/24 (acquired 5/19/98, cost $13,587,500) (RES)                    BBB+/P         14,296,875
         10,000,000 Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds,
                    Ser. A, FSA, 5 1/2s, 12/1/13                                          Aaa            11,800,000
          6,000,000 Metropolitan Trans. Auth. Fac. Rev. Bonds, Ser. A,
                    FGIC, 5 7/8s, 4/1/25                                                  Aaa             7,177,500
          5,000,000 Metropolitan Trans. Auth. Rev. Bonds, Ser. A, FGIC,
                    5s, 11/15/25                                                          Aaa             5,181,250
          4,000,000 Metropolitan Trans. Auth. Svc. Contract Rev. Bonds,
                    Ser. A , MBIA, 5 1/2s, 1/1/20                                         AAA             4,445,000
                    Nassau Cnty., Hlth. Care Corp. Rev. Bonds, FSA
          5,000,000 6s, 8/1/15                                                            Aaa             5,887,500
          4,410,000 6s, 8/1/14                                                            Aaa             5,192,775
                    NY City, G.O. Bonds
         13,235,000 Ser. B, MBIA, 6 1/2s, 8/15/10                                         AAA            16,113,613
          6,765,000 Ser. D, MBIA, 6 1/2s, 11/1/09                                         Aaa             8,211,019
          6,475,000 Ser. B, 5 1/2s, 12/1/12                                               A2              7,332,938
          5,000,000 NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
                    (Polytechnic U. ), 6s, 11/1/20                                        Baa3            5,306,250
         10,000,000 NY City, Indl. Dev. Agcy. Rev. Bonds (Visy Paper Inc.),
                    7.95s, 1/1/28                                                         B+/P           10,000,000
                    NY City, Indl. Dev. Agcy. Special Arpt. Fac. Rev. Bonds
                    (JFK I, LLC Project), Ser. A
         11,500,000 6s, 7/1/27                                                            Baa3           11,888,125
         10,500,000 5 1/2s, 7/1/28                                                        Baa3           10,066,875
          7,875,000 NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
                    (British Airways), 5 1/4s, 12/1/32                                    BBB-            4,695,469
          2,300,000 NY City, Muni. Wtr. & Swr. Fin. Auth. VRDN, Ser. A,
                    FGIC, 2.0s, 6/15/25                                                   VMIG1           2,300,000
          2,800,000 NY City, State Dorm. Auth. Lease Rev. Bonds
                    (Court Fac.), 6s, 5/15/39                                             A               3,090,500
         23,000,000 NY State Dorm. Auth. Cap. Appn. Rev. Bonds
                    (State U.), Ser. B, MBIA, zero %, 5/15/09                             Aaa            18,773,750
                    NY State Dorm. Auth. Rev. Bonds
         10,900,000 (U. Syst. Construction), Ser. A, 6s, 7/1/20                           AA-            13,148,125
          7,500,000 (State U. Edl. Facs.), MBIA, 6s, 5/15/16                              AAA             8,812,500
          7,000,000 (State U. Edl. Facs.), MBIA, 6s, 5/15/15                              AAA             8,277,500
         12,485,000 (U. Syst. Construction), Ser. A, 5 3/4s, 7/1/18                       AA-            14,841,544
         23,100,000 (State U. Edl. Fac.), Ser. A, 5 1/2s, 5/15/19                         AA-            26,593,875
          5,500,000 NY State Hwy. & Bridge Auth. Rev. Bonds, Ser. B,
                    FGIC, 5 1/2s, 4/1/10                                                  Aaa             6,338,750
          2,000,000 NY State Pwr. Auth. Rev. Bonds, 5s, 11/15/06                          Aa2             2,225,000
                    Port Auth. NY & NJ Rev. Bonds
          6,000,000 (Kennedy Intl. Arpt. - 5th Installment),
                    6 3/4s, 10/1/19                                                       BB+/P           6,240,000
          3,075,000 (Kennedy Intl. Arpt. - 4th Installment),
                    6 3/4s, 10/1/11                                                       BB+/P           3,278,710
                    Syracuse, G.O. Bonds (Pub. Impt.), Ser. A, FSA
          1,200,000 6s, 4/15/13                                                           Aaa             1,380,000
          1,150,000 6s, 4/15/12                                                           Aaa             1,325,375
          1,075,000 6s, 4/15/11                                                           Aaa             1,238,938
          1,025,000 6s, 4/15/10                                                           Aaa             1,181,313
         10,000,000 Tobacco Settlement Rev. Bonds (Asset Backed Bonds),
                    Ser. 1, 5 3/4s, 7/15/32                                               Aa2            10,200,000
                                                                                                      -------------
                                                                                                        256,841,069

North Carolina (5.8%)
-------------------------------------------------------------------------------------------------------------------
         19,700,000 NC Eastern Muni. Pwr. Agcy. Syst. IFB, FGIC, 10.21s,
                    1/1/25 (acquired various dates from 12/28/93 to
                    4/12/95, cost $23,983,708) (RES)                                      Aaa            27,259,875
                    NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
         11,680,000 Ser. C, MBIA, 7s, 1/1/13                                              Aaa            14,965,000
          5,000,000 Ser. D, 6 3/4s, 1/1/26                                                BBB             5,568,750
         10,000,000 AMBAC, 6s, 1/1/18                                                     AAA            12,175,000
          5,000,000 Ser. A, 5 3/4s, 1/1/26                                                BBB             5,131,250
          1,800,000 NC Med. Care VRDN (Carolina Meadows Inc.),
                    2.1s, 6/1/28                                                          A-1             1,800,000
          2,500,000 NC Med. Care Cmnty. Healthcare Facs. Rev. Bonds
                    (1st Mtge. - Presbyterian Homes), 7s, 10/1/31                         BB+/P           2,650,000
                    NC Med. Care Comm. Retirement Fac. Rev. Bonds
          3,000,000 (United Methodist Home), 7 1/8s, 10/1/23                              BB/P            3,093,750
          3,000,000 (First Mtge.-Forest at Duke Project), 6 3/8s, 9/1/32                  BB+/P           3,052,500
         29,000,000 NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1,
                    Catawba Elec.), Ser. B, 6 1/2s, 1/1/20                                Baa1           31,863,750
                                                                                                      -------------
                                                                                                        107,559,875

Ohio (0.7%)
-------------------------------------------------------------------------------------------------------------------
         13,395,000 Hamilton Cnty., Rev. Bonds (Sales Tax), Ser. B, AMBAC,
                    zero %, 12/1/28                                                       Aaa             3,616,650
          1,364,061 Lake Cnty., Indl. Dev. Rev. Bonds (Madison Inn
                    Hlth. Ctr.), FHA Insd., 12s, 5/1/14                                   Baa2            1,369,954
          2,000,000 OH State Air Quality Dev. Auth. Rev. Bonds
                    (OH Edison Project), Ser. A, 4.85s, 2/1/15                            Aa3             2,009,680
          1,000,000 OH State Higher Ed. Fac. Rev. Bonds (Case Western
                    Reserve U.), 5 1/2s, 10/1/22                                          Aa2             1,093,750
          4,000,000 OH State Wtr. Dev. Auth. Rev. Bonds
                    (Cleveland Electric), 6.1s, 8/1/20                                    Baa2            4,055,000
                                                                                                      -------------
                                                                                                         12,145,034

Oklahoma (1.0%)
-------------------------------------------------------------------------------------------------------------------
         15,000,000 OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Hlth. Care),
                    Ser. A, 5 5/8s, 8/15/29                                               B2             10,931,250
          6,000,000 OK State Indl. Dev. Auth. Rev. Bonds (Hlth. Syst.-
                    Oblig. Group), Ser. A, 5 3/4s, 8/15/29                                Aaa             6,637,500
                                                                                                      -------------
                                                                                                         17,568,750

Oregon (0.3%)
-------------------------------------------------------------------------------------------------------------------
          5,540,000 OR State Hsg. & Cmnty. Services Dept. Rev. Bonds
                    (Single Family Mtg.), Ser. J, 4.7s, 7/1/30                            Aa2             5,643,875

Pennsylvania (3.2%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Allegheny Cnty., Sanitation Auth. Rev. Bonds, MBIA,
                    5 1/2s, 12/1/30                                                       Aaa             3,221,250
          8,050,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panther Creek Partners), 6.65s, 5/1/10                               BBB-            8,533,000
          7,255,000 Clearfield, Hosp. Auth. Rev. Bonds (Clearfield Hosp.),
                    6 7/8s, 6/1/16                                                        BBB             7,427,306
          2,250,000 Dauphin Cnty., Gen. Auth. VRDN (School Dist.
                    Pooled Fin. Project II), AMBAC, 1.55s, 9/1/32                         VMIG1           2,250,000
          1,000,000 PA State Econ. Dev. Fin. Auth. Rev. Bonds
                    (Amtrak Project), Ser. A , 6 1/4s, 11/1/31                            A3                931,250
                    PA State Econ. Dev. Fin. Auth. Resource Recvy.
                    Rev. Bonds
          6,000,000 Ser. D, 7.15s, 12/1/18                                                BBB-            6,300,000
         10,000,000 (Clover), Ser. D, 7 1/8s, 12/1/15                                     BBB-           10,500,000
         12,700,000 Ser. A, 6.4s, 1/1/09                                                  BBB-           13,096,875
          2,315,000 PA State G.O. Bonds, Ser. 2nd, FSA, 4s, 5/1/04                        Aaa             2,401,813
          1,485,000 Philadelphia, Auth. for Indl. Dev. Rev. Bonds, Ser. B,
                    FSA, 5 1/4s, 10/1/10                                                  Aaa             1,700,325
                    Philadelphia, School Dist. G.O Bonds., Ser. A, FSA
          2,000,000 5 1/2s, 2/1/22                                                        Aaa             2,177,500
          1,000,000 5 1/2s, 2/1/31                                                        Aaa             1,072,500
          5,529,788 Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev. Bonds
                    (Graduate Hlth. Syst.), 7 1/4s, 7/1/10 (In default) (NON)             D                   6,912
                                                                                                      -------------
                                                                                                         59,618,731

Puerto Rico (1.8%)
-------------------------------------------------------------------------------------------------------------------
          9,735,000 Cmnwlth. of PR, G.O. Bonds, FGIC, 5 1/2s, 7/1/13                      Aaa            11,645,494
                    Cmnwlth. of PR, Hwy & Trans. Auth. Rev. Bonds, MBIA
          6,700,000 6 1/4s, 7/1/12                                                        Aaa             8,408,500
          5,000,000 Ser. B, 5 7/8s, 7/1/35                                                Aaa             5,718,750
          6,500,000 PR Elec. Pwr. Auth. Rev. Bonds, Ser. JJ, 5 3/8s, 7/1/16               AAA             7,686,250
            250,000 PR Indl. Tourist Edl. Med. & Env. Control Fac. Rev. Bonds
                    (Cogen Facs.-AES Project), 6 5/8s, 6/1/26                             Baa2              261,563
                                                                                                      -------------
                                                                                                         33,720,557

South Carolina (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,630,000 Florence Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Stone Container Corp.), 7 3/8s, 2/1/07                               B/P             2,669,450
          7,000,000 SC Tobacco Settlement Rev. Mgt. Rev. Bonds, Ser. B,
                    6 3/8s, 5/15/30                                                       A1              7,113,750
                                                                                                      -------------
                                                                                                          9,783,200

Tennessee (1.0%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Elizabethton, Hlth. & Edl. Fac. Board Rev. Bonds
                    (Hosp. Ref. & Impt.), Ser. B, 8s, 7/1/33                              Baa2            3,416,250
                    Johnson City, Hlth. & Edl. Fac. Hosp. Board Rev. Bonds
                    (Mountain States Hlth.), Ser. A
          7,000,000 7 1/2s, 7/1/33                                                        Baa2            7,595,000
          5,000,000 7 1/2s, 7/1/25                                                        Baa2            5,443,750
          2,000,000 Memphis-Shelby Cnty. Arpt. Auth. Rev. Bonds
                    (Federal Express Corp.), 5.05s, 9/1/12                                Baa2            2,130,000
            500,000 Shelby Cnty. Hlth. Edl. & Hsg. Fac. Board Rev. Bonds
                    (Methodist Hlth. Care), 6 1/2s, 9/1/26                                Baa1              531,250
                                                                                                      -------------
                                                                                                         19,116,250

Texas (8.9%)
-------------------------------------------------------------------------------------------------------------------
          4,250,000 Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds (Sears
                    Methodist Retirement), Ser. A, 5 7/8s, 11/15/18                       BB+/P           4,133,125
         15,000,000 Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                    (American Airlines, Inc.), 7 1/2s, 12/1/29                            BB-             6,150,000
          3,000,000 Bexar Cnty., Hsg. Fin. Auth. Corp. Rev. Bonds
                    (American Opty-Waterford), Ser. A1, 7s, 12/1/36                       A3              3,292,500
         14,885,000 Dallas Cnty., G.O. Bonds (Flood Control Dist. (SEG)1),
                    zero %, 4/1/16                                                        D/P            14,885,000
          8,000,000 Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp. Rev.
                    Bonds (American Airlines, Inc.), 6 3/8s, 5/1/35                       BB-             3,240,000
          1,530,000 Fort Bend, Indpt. School Dist. G.O. Bonds,
                    4 1/2s, 8/15/04                                                       AAA             1,610,325
                    Grapevine, Indl. Dev. VRDN (Multiple Mode --
                    American Airlines)
          1,200,000 2.05s, 12/1/24                                                        VMIG1           1,200,000
          4,200,000 2.05s, 12/1/24 (Prerefunded)                                          VMIG1           4,200,000
          5,000,000 Gulf Coast Waste Disp. Rev. Bonds (International
                    Paper Co.), Ser. A, 6.1s, 8/1/24                                      Baa2            5,150,000
         12,555,000 Harris Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Christus Hlth.), Ser. A, 5 5/8s, 7/1/12                              Aaa            14,092,988
                    Harris Cnty., Houston Sports Auth. Rev. Bonds, MBIA
         15,000,000 Ser. B, 5 1/4s, 6/1/29                                                Aaa            15,562,500
         20,000,000 Ser. A, zero %, 11/15/34                                              Aaa             3,675,000
                    Houston, Arpt. Syst. Rev. Bonds
                    (Continental Airlines, Inc.)
         10,880,000 Ser. B, 5.7s, 7/15/29                                                 Ba1             5,304,000
          8,000,000 Ser. C, 5.7s, 7/15/29                                                 Ba1             3,900,000
          1,000,000 Ser. B, FSA, 5 1/2s, 7/1/30                                           Aaa             1,057,500
          5,000,000 Houston, Wtr. & Swr. Rev. Bonds, Ser. A, FSA,
                    5 3/4s, 12/1/32                                                       Aaa             5,968,750
          2,560,000 Killeen Indpt. School Dist. G.O. Bonds 5 1/4s, 2/15/19                Aaa             2,761,600
         10,460,000 Lufkin, Hlth. Fac. Dev. Corp. Rev. Bonds (Memorial
                    Hlth. Syst. of East TX), 6 7/8s, 2/15/26                              BBB-           10,041,600
          2,500,000 Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds, 6s, 10/1/21                  BBB+            2,646,875
          6,500,000 TX State Indl. Dev. Corp. Rev. Bonds
                    (Arco Pipelines Co.), 7 3/8s, 10/1/20                                 Aa1             8,515,000
         20,800,000 TX State Rev. Bonds, 6.2s, 9/30/11                                    Aa1            25,220,000
                    TX State Tpk. Auth. Rev. Bonds
          7,500,000 Ser. A, AMBAC, 5s, 8/15/42                                            Aaa             7,687,500
         10,000,000 FGIC, 5 1/2s, 1/1/15                                                  Aaa            11,137,500
                    TX Technical University Revenues Rev. Bonds
                    (Fin. Syst.), Ser. 7th, MBIA
          1,000,000 5s, 8/15/08                                                           Aaa             1,118,750
          1,000,000 5s, 8/15/07                                                           Aaa             1,113,750
                                                                                                      -------------
                                                                                                        163,664,263

Utah (1.6%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Salt Lake City, Hosp. Rev. Bonds (IHC Hosps. Inc.),
                    Ser. A, 8 1/8s, 5/15/15                                               AAA             6,806,250
         19,065,000 UT State Rev. Bonds (UT State Pwr. Supply), Ser. B,
                    MBIA, 6 1/2s, 7/1/09                                                  Aaa            22,949,494
                                                                                                      -------------
                                                                                                         29,755,744

Vermont (0.4%)
-------------------------------------------------------------------------------------------------------------------
          7,600,000 VT State Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
                    (Hosp. Med. Ctr.), FGIC, 6 1/4s, 9/1/19                               Aaa             8,030,692

Virginia (2.8%)
-------------------------------------------------------------------------------------------------------------------
         10,500,000 Henrico Cnty., Indl. Dev. Auth. IFB (Bon Secours
                    Hlth. Syst.), FSA, 10.10s, 8/23/27                                    Aaa            14,385,000
          7,500,000 Pocahontas Pkwy. Assn. Toll Rd. Rev. Bonds, Ser. A,
                    5 1/2s, 8/15/28                                                       Baa3            5,512,500
         27,200,000 Winchester, Indl. Dev. Auth. IFB (Winchester Med. Ctr.),
                    AMBAC, 11.38s, 1/21/14                                                Aaa            31,994,000
                                                                                                      -------------
                                                                                                         51,891,500

Washington (1.8%)
-------------------------------------------------------------------------------------------------------------------
         11,000,000 King Cnty., School Dist. G.O. Bonds, FSA,
                    5 1/2s, 12/1/12                                                       Aaa            12,925,000
                    WA State Hlth. Care Fac. Auth. VRDN
          6,500,000 (Fred Hutchinson Cancer), Ser. A, 2.15s, 1/1/18                       VMIG1           6,500,000
          6,740,000 (VA Mason Med. Ctr.), Ser. B, 2.05s, 2/15/27                          VMIG1           6,740,000
          5,000,000 (Fred Hutchinson Cancer), 2.15s, 1/1/23                               VMIG1           5,000,000
          2,000,000 (Fred Hutchinson Cancer), 2.15s, 1/1/18                               VMIG1           2,000,000
                                                                                                      -------------
                                                                                                         33,165,000

Wisconsin (1.1%)
-------------------------------------------------------------------------------------------------------------------
         18,500,000 Badger Tobacco Asset Securitization Corp. Rev.
                    Bonds, 6 3/8s, 6/1/32                                                 A1             18,615,625
          1,000,000 Wisconsin State G.O. Bonds, Ser. B, 5.3s, 5/1/05                      Aaa             1,060,000
                                                                                                      -------------
                                                                                                         19,675,625

Wyoming (1.1%)
-------------------------------------------------------------------------------------------------------------------
          7,450,000 Sweetwater Cnty., Poll. Control VRDN
                    (Pacificorp. Project), Ser. B, 1.6s, 1/1/14                           VMIG1           7,450,000
                    Uinta Cnty. Poll. Control VRDN
                    (Chevron USA Inc. Project)
          2,300,000 2.0s, 12/1/22                                                         VMIG1           2,300,000
          9,700,000 2.0s, 8/15/20                                                         VMIG1           9,700,000
          1,350,000 2.0s, 4/1/10                                                          VMIG1           1,350,000
                                                                                                     --------------
                                                                                                         20,800,000
                                                                                                     --------------
                    Total Municipal Bonds and Notes
                    (cost $1,712,900,077)                                                            $1,809,860,340

PREFERRED STOCKS (0.8%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Charter Mac. Equity Trust 144A Ser. A, 6.625% cum. pfd.                              $4,265,000
          4,000,000 MuniMae Tax Exempt Bond Subsidiary, LLC 144A
                    Ser. B, 7 3/4s                                                                        4,435,000
          6,000,000 MuniMae Tax Exempt Bond Subsidiary, LLC 144A
                    6.875 cum. pfd.                                                                       6,502,500
                                                                                                     --------------
                    Total Preferred Stocks (cost $14,000,000)                                           $15,202,500
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,726,900,077)                                          $1,825,062,840
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,840,615,575.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at September 30, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 2002 was $76,448,125 or 4.2% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2002.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at September 30, 2002.

      The fund had the following industry group concentrations greater than 10% at September 30, 2002 (as a percentage of net assets):

          Utilities                    20.9%
          Hospital/Health care         16.4
          Transportation               12.6

      The fund had the following insurance concentration greater than 10% at September 30, 2002 (as a percentage of net assets):

          MBIA                         15.8%

------------------------------------------------------------------------------
Futures Contracts Outstanding at September 30, 2002
                                     Aggregate Face   Expiration   Unrealized
                      Market Value        Value          Date    Depreciation
------------------------------------------------------------------------------
Muni Bond (Short)      $22,827,377     $22,566,050      Oct-02      $(261,327)
------------------------------------------------------------------------------
Swap Contracts Outstanding at September 30, 2002
                                         Notional    Termination   Unrealized
                                          Amount        Date      Depreciation
------------------------------------------------------------------------------
Agreement with
Goldman Sachs
Capital Markets,
L.P. dated July
23, 2002 to
receive/(pay) at
maturity the
notional amount
multiplied by the
spread between
the final and
initial Index
Value (Index
Value: the spread
between the
return of the AAA
General
Obligations yield
curve rate and
3.90% times a
factor) and pay
at maturity the
notional amount
multiplied by
three month USD
LIBOR adjusted by
a specified
spread.                                 $2,000,000    10/28/02       $(92,820)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
September 30, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$1,726,900,077) (Note 1)                                                     $1,825,062,840
-------------------------------------------------------------------------------------------
Cash                                                                              2,092,435
-------------------------------------------------------------------------------------------
Interest and other receivables                                                   27,962,570
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,807,282
-------------------------------------------------------------------------------------------
Total assets                                                                  1,856,925,127

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                                32,187
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             2,657,728
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  7,805,012
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        2,166,442
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      2,287,455
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          126,780
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       104,304
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,567
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              947,990
-------------------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                                             92,820
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               84,267
-------------------------------------------------------------------------------------------
Total liabilities                                                                16,309,552
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,840,615,575

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,763,555,560
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                        (2,708,427)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (18,040,174)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       97,808,616
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $1,840,615,575

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,704,022,986 divided by 191,896,603 shares)                                        $8.88
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.88)*                                $9.32
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($116,853,737 divided by 13,158,068 shares)***                                        $8.88
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($10,420,904 divided by 1,172,477 shares)***                                          $8.89
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($9,317,948 divided by 1,046,503 shares)                                              $8.90
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.90)**                               $9.20
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

*** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended September 30, 2002
Interest income:                                                               $108,073,599
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  9,083,754
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,417,513
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    78,604
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     25,859
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             3,362,123
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,135,886
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                92,338
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                47,025
-------------------------------------------------------------------------------------------
Other                                                                               514,469
-------------------------------------------------------------------------------------------
Total expenses                                                                   15,757,571
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (122,604)
-------------------------------------------------------------------------------------------
Net expenses                                                                     15,634,967
-------------------------------------------------------------------------------------------
Net investment income                                                            92,438,632
-------------------------------------------------------------------------------------------
Net realized gain on investments  (Notes 1 and 3)                                 8,389,910
-------------------------------------------------------------------------------------------
Net realized loss on swap contracts (Note 1)                                        (48,120)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (102,963)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures
and swap contracts during the year                                                 (814,050)
-------------------------------------------------------------------------------------------
Net gain on investments                                                           7,424,777
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $ 99,863,409
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year ended September 30
                                                                     ----------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                 $92,438,632          $102,619,408
-------------------------------------------------------------------------------------------------------
Net realized gain on investments                                        8,238,827             4,194,415
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                (814,050)           57,114,065
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   99,863,409           163,927,888
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
 From tax-exempt income
   Class A                                                            (84,628,910)          (91,279,333)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (5,822,411)           (8,406,999)
-------------------------------------------------------------------------------------------------------
   Class C                                                               (388,970)             (174,832)
-------------------------------------------------------------------------------------------------------
   Class M                                                               (444,214)             (496,918)
-------------------------------------------------------------------------------------------------------
 From ordinary income
   Class A                                                               (497,287)              (37,244)
-------------------------------------------------------------------------------------------------------
   Class B                                                                (44,220)               (4,205)
-------------------------------------------------------------------------------------------------------
   Class C                                                                 (2,758)                  (48)
-------------------------------------------------------------------------------------------------------
   Class M                                                                 (2,820)                 (226)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)          (19,532,581)           15,882,967
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               (11,500,762)           79,411,050

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                   1,852,116,337         1,772,705,287
-------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of net investment
income of $2,708,427 and $2,316,483, respectively)                 $1,840,615,575        $1,852,116,337
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.84        $8.53        $8.62        $9.30        $9.12
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .45          .50          .50          .47          .45
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .03          .30         (.09)        (.66)         .19
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .48          .80          .41         (.19)         .64
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.44)        (.49)        (.50)        (.46)        (.46)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.03)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.44)        (.49)        (.50)        (.49)        (.46)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.88        $8.84        $8.53        $8.62        $9.30
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.67         9.56         4.94        (2.12)        7.22
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,704,023   $1,678,611   $1,577,487   $1,737,755   $1,998,387
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .81          .80          .78          .81          .81
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.09         5.69         5.88         5.14         4.92
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 17.70        13.40        19.25        11.02        29.61
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.84        $8.53        $8.62        $9.30        $9.12
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .39          .44          .44          .41          .39
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .03          .30         (.09)        (.66)         .19
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .42          .74          .35         (.25)         .58
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.38)        (.43)        (.44)        (.40)        (.40)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.03)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.38)        (.43)        (.44)        (.43)        (.40)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.88        $8.84        $8.53        $8.62        $9.30
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.93         8.85         4.26        (2.76)        6.52
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $116,854     $157,217     $184,033     $219,300     $249,541
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.46         1.45         1.43         1.46         1.46
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.45         5.02         5.23         4.49         4.28
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 17.70        13.40        19.25        11.02        29.61
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                                                          For the period
Per-share                                                                 July 26, 1999+
operating performance                      Year ended September 30         to Sept. 30
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.84        $8.53        $8.63        $8.87
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income                    .38          .43          .43          .07
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .04          .30         (.10)        (.24)
----------------------------------------------------------------------------------------
Total from
investment operations                    .42          .73          .33         (.17)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.37)        (.42)        (.43)        (.07)
----------------------------------------------------------------------------------------
Total distributions                     (.37)        (.42)        (.43)        (.07)
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.89        $8.84        $8.53        $8.63
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.95         8.69         3.98        (1.85)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $10,421       $6,502       $1,783         $637
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.61         1.60         1.58          .29*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.30         5.06         5.06          .88*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 17.70        13.40        19.25        11.02
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.86        $8.55        $8.64        $9.32        $9.14
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .42          .47          .47          .44          .43
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .04          .30         (.09)        (.65)         .19
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .46          .77          .38         (.21)         .62
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.42)        (.46)        (.47)        (.44)        (.44)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.03)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.42)        (.46)        (.47)        (.47)        (.44)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.90        $8.86        $8.55        $8.64        $9.32
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.34         9.22         4.63        (2.40)        6.89
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $9,318       $9,787       $9,403       $9,764      $10,191
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.11         1.10         1.08         1.11         1.11
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.80         5.39         5.58         4.84         4.65
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 17.70        13.40        19.25        11.02        29.61
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS

September 30, 2002

Note 1
Significant accounting policies

Putnam Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital by investing primarily in a diversified portfolio of intermediate- to longer-term tax exempt securities.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to Class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Equity swap contracts The fund may engage in equity swap agreements, which are arrangements to exchange the return generated by one instrument for the return generated by another instrument. To manage its exposure to equity markets the fund may enter into equity swap agreements, which involve a commitment by one party to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.

E) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended September 30, 2002, the fund had no borrowings against the line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2002, the fund had a capital loss carryover of approximately $8,060,000 available to the extent allowed by tax law to offset future net capital gain, if any, which will expire on September 30, 2008.

G) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of dividends payable, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts, straddle loss deferrals, total return swap income and partnership income. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2002, the fund reclassified $998,986 to increase distributions in excess of net investment income and $831,724 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $1,830,710. Prior year distributions in the Statement of changes in net assets have been reclassified to conform with current year presentation.

The tax basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation                          $169,869,759
Unrealized depreciation                           (71,269,977)
                                         --------------------
Net unrealized appreciation                        98,599,782
Undistributed tax-exempt income                            --
Capital loss carryforward                          (8,060,493)
                                         --------------------
Post-October loss                                          --
Cost for federal income
tax purposes                                   $1,726,463,058


Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based upon the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended September 30, 2002, the fund's expenses were reduced by $122,604 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,719 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended September 30, 2002, Putnam Retail Management, acting as underwriter received net commissions of $99,954 and $1,434 from the sale of class A and class M shares, respectively, and received $137,362 and $12,225 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. A deferred sales charge of up to 0.40% is assessed on certain redemptions of class M shares. For the year ended September 30, 2002, Putnam Retail Management, acting as underwriter received $48,746 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended September 30, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $304,700,628 and $439,840,175, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At September 30, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 29,367,717        $257,298,762
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             6,308,218          55,237,693
---------------------------------------------------------------------------
                                            35,675,935         312,536,455

Shares repurchased                         (33,685,165)       (295,065,878)
---------------------------------------------------------------------------
Net increase                                 1,990,770         $17,470,577
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 27,405,195        $239,917,056
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             6,626,599          58,098,480
---------------------------------------------------------------------------
                                            34,031,794         298,015,536

Shares repurchased                         (28,961,889)       (253,760,938)
---------------------------------------------------------------------------
Net increase                                 5,069,905         $44,254,598
---------------------------------------------------------------------------

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,121,806         $27,437,423
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               416,537           3,647,316
---------------------------------------------------------------------------
                                             3,538,343          31,084,739

Shares repurchased                          (8,169,920)        (71,463,382)
---------------------------------------------------------------------------
Net decrease                                (4,631,577)       $(40,378,643)
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,225,886         $28,329,849
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               597,504           5,233,431
---------------------------------------------------------------------------
                                             3,823,390          33,563,280

Shares repurchased                          (7,602,582)        (66,633,904)
---------------------------------------------------------------------------
Net decrease                                (3,779,192)       $(33,070,624)
---------------------------------------------------------------------------

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,226,474         $10,820,194
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                32,152             281,743
---------------------------------------------------------------------------
                                             1,258,626          11,101,937
---------------------------------------------------------------------------
Shares repurchased                            (821,421)         (7,219,984)
---------------------------------------------------------------------------
Net increase                                   437,205          $3,881,953
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    781,378          $6,898,082
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                13,400             117,962
---------------------------------------------------------------------------
                                               794,778           7,016,044
---------------------------------------------------------------------------
Shares repurchased                            (268,462)         (2,371,619)
---------------------------------------------------------------------------
Net increase                                   526,316          $4,644,425
---------------------------------------------------------------------------

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    211,087          $1,850,167
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                39,172             343,987
---------------------------------------------------------------------------
                                               250,259           2,194,154

Shares repurchased                            (308,303)         (2,700,622)
---------------------------------------------------------------------------
Net decrease                                   (58,044)          $(506,468)
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    310,556          $2,709,275
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                40,981             373,909
---------------------------------------------------------------------------
                                               351,537           3,083,184

Shares repurchased                            (346,117)         (3,028,616)
---------------------------------------------------------------------------
Net increase                                     5,420             $54,568
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

As required, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities. Prior to October 1, 2001, the fund did not accrete discounts for certain fixed income securities. Adopting these accounting principles did not affect the fund's net asset value, but did change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle was not material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 99.41% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.




TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group
Trustee since 1997                 Killian Professor of          (a UK-based holding company
                                   Economics and                 with interests in electric power,
                                   Management and                natural gas distribution, and
                                   Director of the Center        telecommunications networks), and
                                   for Energy and                the Whitehead Institute for
                                   Environmental Policy          Biomedical Research (a non-profit
                                   Research, Massachusetts       research institution). President of the
                                   Institute of Technology       Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer             Companies, Inc. and the United Way
Trustee since 1992                 of Putnam                     of Massachusetts Bay. Member of the
Vice President since 1981          Investments Trust             Board of Governors of the Investment
                                   and Putnam Investment         Company Institute, Trustee of the
                                   Management, LLC               Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith (4/13/34),*           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of September 30, 2002,
  there were 103 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser, and
  Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc.,
  the parent company of Putnam Management and Putnam Retail Management. George Putnam, III, is the
  President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser has been the President,
  Chief Executive Officer, and a Director of Putnam Investments Trust and Putnam Management since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of Marsh &
  McLennan Companies, Inc., the parent company of Putnam Management.  A.J.C. Smith is a Director of
  Marsh & McLennan Companies, Inc.




OFFICERS

Name, Address, 1 Date of Birth,    Inception of Service
Position(s) Held with Fund         with the Putnam Funds         Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),       Since 1989                    Managing Director, Putnam Investments
Executive Vice President,                                        Trust and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam
(12/1/46),                                                       Investments Trust and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),        Since 2000                    Managing Director, Putnam
Assistant Treasurer and                                          Investments Trust
Principal Accounting
Officer

Karnig H. Durgarian                Since 2002                    Senior Managing Director of Putnam
(1/13/56),Vice President and                                     Investments Trust
Principal Executive Officer

Steven D. Krichmar                 Since 2002                    Managing Director of Putnam
(6/27/58), Vice President and                                    Investments Trust
Principal Financial Officer

Gordon H. Silver (7/3/47),         Since 1990                    Senior Managing Director, Putnam
Vice President                                                   Investments Trust and Putnam Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments
(2/27/63), Vice President                                        Trust and Putnam Management

Ian C. Ferguson (7/3/57),          Since 1997                    Senior Managing Director, Putnam
Vice President                                                   Investments Trust and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director of Putnam Investments
(10/31/63), Vice President                                       Trust and Putnam Management. Prior to
                                                                 February 1999, Managing Director at
                                                                 J.P. Morgan.

Richard A. Monaghan                Since 1998                    Managing Director, Putnam Investments
(8/25/54),                                                       Trust, Putnam Management and Putnam
Vice President                                                   Retail Management

John R. Verani                     Since 1988                    Senior Vice President, Putnam
(6/11/39),                                                       Investments Trust and Putnam Management
Vice President

Stephen M. Oristaglio              Since 1998                    Senior Managing Director of Putnam
(8/21/55),                                                       Management. Prior to July 1998, Managing
Vice President                                                   Director, Swiss Bank Corp.

Jerome J. Jacobs                   Since 1996                    Managing Director of Putnam Management
(8/20/58),
Vice President
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN041-84067  011/322/472  11/02